Trenwick Group Ltd.
                                                                    Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation              Case No.          03-12635(MFW)
       ----------------------------                                -------------
                                                 Reporting Period: June 2004
                                                                   -------------

                            MONTHLY OPERATING REPORT
       File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-------------------------------------------------------------------------------------------------------------------
                                                                                          Document      Explanation
Required Documents                                                        Form No.        Attached       Attached
-------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                               MOR-1           Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1           Yes
     Copies of bank statements                                                            N/A
     Cash disbursements journals                                          MOR-1           Yes
Statement of Operations                                                   MOR-2           Yes
Balance Sheet                                                             MOR-3           Yes
Status of Postpetition Taxes                                              MOR-4           Yes
     Copies of IRS Form 6123 or payment receipt                                           N/A
     Copies of tax returns filed during reporting period                                  N/A
Summary of Unpaid Postpetition Debts                                      MOR-4           Yes
     Listing of aged accounts payable                                     MOR-4           Yes
Accounts Receivable Reconciliation and Aging                              MOR-5           Yes
Debtor Questionnaire                                                      MOR-5           Yes
-------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                        July 20, 2004
-------------------------------------                    -----------------------
Signature of Debtor                                      Date


/s/ Alan L. Hunte                                        July 20, 2004
-------------------------------------                    -----------------------
Signature of Joint Debtor                                Date


/s/ Alan L. Hunte                                        July 20, 2004
-------------------------------------                    -----------------------
Signature of Authorized Individual*                      Date


Alan L. Hunte
-------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

In re: Trenwick America Corporation                  Case No.     03-12635 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period  June 2004

                                                               Bank Accounts
                                               Operating           Payroll             Tax                 Other
                                           -----------------------------------------------------------------------
  Cash - Beg of Month                        1,380,590.75         35,331.89                NA                  --
                                           -----------------------------------------------------------------------

       Receipts:
      Cash Sales                                       --                --                --                  --
     Accounts Rec.                                     --                --                --                  --
   Loans & Advances                                    --                --                --                  --
    Sale of Assets                                     --                --                --                  --
     Deposit/WT IN                              38,386.08
         Other                                     729.52                --                --                  --
      Fund Transfer(Vista MM Purch)
  Transfers (Interco)                        1,791,278.93        768,521.97                --                  --
                                           -----------------------------------------------------------------------

    Total Receipts                           1,830,394.53        768,521.97                --                  --
                                           -----------------------------------------------------------------------

    Disbursements:
      Net Payroll                                      --       (483,877.98)               --                  --
     Payroll Taxes                                     --       (284,643.99)               --                  --
Sales, Use, & Other Tax                                --                --                --                  --
  Inventory Purchases                                  --                --                --                  --
 Secured Rental/Leases                        (155,567.72)               --                --                  --
       Insurance                                       --                --                --                  --
    Administrative                            (538,840.24)               --                --                  --
        Selling                                        --                --                --                  --
         Other                                         --                --                --                  --
    Transfers (PR)                            (768,521.97)               --                --                  --
   Professional Fees                        (1,115,255.75)               --                --                  --
      Court Costs                                      --                --                --                  --
                                           -----------------------------------------------------------------------

  Total Disbursements                       (2,578,185.68)      (768,521.97)               --                  --
                                           -----------------------------------------------------------------------

     Net Cash Flow                            (747,791.15)               --                --                  --
                                           -----------------------------------------------------------------------

  Cash: End of Month                           632,799.60         35,331.89                --                  --
                                           =======================================================================

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

Trenwick America Corporation
Bank Reconciliations
Reporting Period: June 2004

The following bank accounts have been reconciled

     Operating:

     Location:         JPMorganChase, NY
                       ABA No. 021-000-021

     Month End
    Book Balance           $  632,799.60

      Payroll:

     Location:         JPMorganChase, NY
                       ABA No. 021-000-021

     Month End
    Book Balance           $   35,331.89

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended June 30, 2004

      Wire Date              Amount                   Vendor Name
-------------------       -----------   ------------------------------------
2004-06-22                   2,502.53   Flexible Spending
2004-06-29                   2,825.61   Flexible Spending
2004-06-30                  89,013.46   New York Life Benefit Services Co.

                          -----------
Wite transfer Total         94,341.60
                          -----------

     Check Number            Amount                   Vendor Name
-------------------       -----------   ------------------------------------
108587                         225.33   Bronx SCU
108589                       1,500.00   Internal Revenue Service
108590                         200.11   Deborah Levine
108591                       1,208.68   Louis Direnzo
108592                       2,696.94   Marty Becker
108593                       1,720.48   Robert Crowther
108594                      31,263.75   Actuarial Risk Solutions
108595                         444.25   BMC Solutions, Inc.
108596                         710.00   CSCPA
108597                         274.52   Ceridian Employer Services
108598                     284,063.71   Dewey Ballantine
108599                       2,114.70   Eastman Kodak Company
108600                     155,567.72   Equity Office Properties, L.L.C.
108601                         627.53   Federal Express Corporation
108602                         685.87   Imagistics International Inc.
108603                         320.00   Liz Sue Bagels
108604                       6,728.35   Propark, Inc.
108605                         206.70   ROCKHURST UNIVERSITY CONTINUING ED CTR
108606                          23.64   Royal Messenger Service
108607                         616.75   SBC
108608                      41,607.00   Sheshunoff Information Services
108609                       1,329.35   Staples Business Advantage
108610                       5,296.00   Sungard Availability Services Inc.
108611                         400.00   The Pension Service, Inc.
108612                       6,165.00   TriTech Software Development Corporation
108613                         335.00   Brunell,Paula
108614                         988.57   Kiernan,Kenneth F.
108615                          94.71   Robert Crowther
108616                      27,742.13   Ashby & Geddes
108617                         678.40   Blondie's Treehouse, Inc
108618                          88.43   CDW Direct, LLC
108619                          51.61   Charlene Seon
108620                         174.79   Connecticut Corporate Caterers,LLC
108621                       2,121.19   Crystal Rock Water Company
108622                         184.84   Delta Dental
108623                         133.00   Eastern Benefit Systems, Inc.
108624                         133.00   Eastern Benefit Systems, Inc.
108625                      32,749.00   Ernst & Young LLP
108626                          37.68   Federal Express Corporation
108627                       6,538.38   Imagistics International Inc.
108628                       9,283.25   Iron Mountain
108629                       1,893.72   Lexis/Nexis
108630                         106.00   Network Synergy

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

108631                          93.81   P. Rogers & Company
108632                         586.39   Petty Cash/Sam Mills
108633                          94.19   Staples Business Advantage
108634                       2,500.00   Trevaskis & Associates Inc.
108635                         209.88   Wall Street Journal
108636                       3,808.30   Hunte,Alan L.
108639                          31.74   Jeffers,Magdalene
108640                         287.65   Qureshi,Malinda S.
108641                           5.00   Robert Crowther
108642                         223.00   Stephen Zielinski
108643                           6.55   AT&T
108644                         708.80   AT&T
108645                         738.60   AT&T
108646                         985.00   Advanced Solutions, Inc.
108647                         170.00   Aicpa
108648                      78,203.68   Anthem BCBSCT
108649                         225.33   Bronx SCU
108650                         295.19   Bull's Head Printers
108651                         680.30   CDW Direct, LLC
108652                          70.84   COGENT COMMUNICATIONS, INC
108653                         210.00   CSCPA
108654                      15,016.30   CYPRESS COMMUNICATIONS
108655                         177.66   Ceridian Employer Services
108656                         900.00   Cogent Communications, Inc.
108657                       8,112.00   Ernst & Young LLP
108658                       2,079.78   Federal Express Corporation
108659                         728.00   Joyce Van Lines, Inc.
108660                       2,555.30   MBSII.net
108661                          71.88   MCI
108662                       1,731.00   MCI
108663                         195.00   Mail Delivery Service of Stamford, LLC
108664                       1,320.00   Mary A. Pagoto
108665                         677.60   Motient
108666                         671.98   Nextel
108667                          54.80   Skytel
108668                         317.37   Staples Business Advantage
108669                       2,644.52   Temco Service Industries, Inc.
108670                         209.88   Wall Street Journal
108673                         500.00   U.S. Trustee Program Payment Center
108674                          28.89   Carbonetti,Michael F.
108675                       2,339.00   Daniels,Gary
108676                          33.00   Dave Semeraro
108677                       1,858.96   Mary Fortado
108679                       1,083.97   Robert Crowther
108682                       1,780.77   BMW Financial Services
108683                         150.00   Braren-Walsh & Associates, Inc.
108684                         948.70   Business Invirons
108685                         383.68   CDW Direct, LLC
108686                         260.00   CSCPA
108687                         280.00   CT Corporation System
108688                         350.05   Ceridian Employer Services
108689                       8,103.57   Delta Dental
108690                         231.75   Deraventures, Inc.
108691                         287.27   Dr. Ben S. Branch
108692                         258.68   Federal Express Corporation

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

108693                        2,761.57  IBM
108694                          728.14  Imagistics International Inc.
108695                        4,444.00  MBSII.net
108696                           31.56  Network Synergy
108697                        3,327.47  Pitney Bowes
108698                        1,500.00  Propark, Inc.
108699                          327.73  Staples Business Advantage
108700                          245.00  TDWI World Conference
108701                          350.00  The Pension Service, Inc.
108702                        1,275.00  Trevaskis & Associates Inc.
108703                          750.00  Unicorp
108704                        4,782.75  Unum Life Insurance Company of America
108705                       11,239.80  Ashby & Geddes
108706                      171,797.10  Dewey Ballantine
108707                        8,553.60  Dr. Ben S. Branch
108708                      287,465.52  Hennigan, Bennett & Dorman LLP
108709                       29,416.40  Young, Conaway, Stargatt & Taylor, LLP
108710                      371,929.42  Dewey Ballantine
108711                          454.36  Damaris Rosado
108713                          210.00  Gale,Matthew B.
108714                          807.01  Lock,Eugene R.
108715                       20,428.66  Ashby & Geddes
108716                        6,444.68  Bloomberg L.P.
108717                          225.33  Bronx SCU
108718                          489.00  Bytware, Inc.
108719                          412.00  CT Corporation System
108720                          526.31  Federal Express Corporation
108721                           57.88  Hygrade Business Group
108722                           88.39  Imagistics International Inc.
108723                        3,000.00  Internal Revenue Service
108724                          618.68  SBC
108725                        4,829.06  Unum Life Insurance Company of America

                          ------------
Checks total              1,715,322.11
                          ------------

Total June disbursements  1,809,663.71
========================  ============

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

   Trenwick America Corporation                          Case No: 03-12635 (MFW)
----------------------------------                                --------------
              Debtor                            Reporting Period: June 2004
                                                                  --------------

                             Statement of Operations
                               (Income Statement)

--------------------------------------------------------------------------------------------------------------
                                                                        MTD                      Cumulative
REVENUES                                                             June 2004                 Filing to Date
--------------------------------------------------------------------------------------------------------------
Gross Revenues                                                   $           154              $       241,313
--------------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                                  --                           --
--------------------------------------------------------------------------------------------------------------
Net Revenue                                                      $           154              $       241,313
--------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                                                         --
--------------------------------------------------------------------------------------------------------------
Beginning Inventory                                                           --                           --
--------------------------------------------------------------------------------------------------------------
Add: Purchases                                                                --                           --
--------------------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                             --                           --
--------------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                          --                           --
--------------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                        --                           --
--------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                            --                           --
--------------------------------------------------------------------------------------------------------------
Gross Profit                                                                 154                      241,313
--------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------
Advertising                                                                   --                           --
--------------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                       113                          288
--------------------------------------------------------------------------------------------------------------
Bad Debts                                                                     --                           --
--------------------------------------------------------------------------------------------------------------
Contributions                                                                 --                       (2,500)
--------------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                 2,934                       35,104
--------------------------------------------------------------------------------------------------------------
Insider compensation*                                                     34,018                      732,533
--------------------------------------------------------------------------------------------------------------
Insurance                                                                  1,364                       16,109
--------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses **                                              (170,715)                    (851,112)
--------------------------------------------------------------------------------------------------------------
Office Expense                                                             2,395                       42,317
--------------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                             3,768                       38,768
--------------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                      351                        2,934
--------------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                    70,228                      538,635
--------------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                 31,533                      346,734
--------------------------------------------------------------------------------------------------------------
Supplies                                                                   9,162                       67,370
--------------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                             42,965                      274,220
--------------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                            316                        1,896
--------------------------------------------------------------------------------------------------------------
Taxes-Other                                                                    1                       10,662
--------------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                     435                        2,634
--------------------------------------------------------------------------------------------------------------
Utilities                                                                    157                        1,693
--------------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                  (58,356)                   5,195,230
--------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                             (29,330)                   6,453,516
--------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                        5,497                      273,947
--------------------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                           23,987                   (6,486,150)
--------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                        (3,952,253)                 (49,167,608)
--------------------------------------------------------------------------------------------------------------
Interest Expense                                                              --                           --
--------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                               --                           --
--------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                         (3,928,266)                 (55,653,758)
--------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
--------------------------------------------------------------------------------------------------------------
Professional Fees                                                             --                           --
--------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                   --                           --
--------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
--------------------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                                 3,377                       45,325
--------------------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                             --                           --
--------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                          666,407                    5,822,515
--------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                           (663,030)                  (5,777,190)
--------------------------------------------------------------------------------------------------------------
Income Taxes                                                             (33,410)                    (106,046)
--------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                $    (4,557,886)             $   (61,324,902)
--------------------------------------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 23 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

  Trenwick America Corporation                          Case No.  03-12635 (MFW)
----------------------------------                                --------------
            Debtor                             Reporting Period:  June 2004
                                                                  --------------

                  STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------------------------
                                                              MTD                    Cumulative
BREAKDOWN OF "OTHER" CATEGORY                               June 2004              Filing to Date
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Recruiting & Relocation                                                7                     2,890
--------------------------------------------------------------------------------------------------
Legal Fees                                                         1,894                    12,439
--------------------------------------------------------------------------------------------------
Audit Fees                                                       (62,194)                  (51,614)
--------------------------------------------------------------------------------------------------
Accounting & Tax Fees                                                 --                    66,654
--------------------------------------------------------------------------------------------------
Other Fees                                                            --                 5,119,513
--------------------------------------------------------------------------------------------------
Data Processing                                                    1,414                    38,311
--------------------------------------------------------------------------------------------------
Seminars & Continuing Education                                      279                     3,936
--------------------------------------------------------------------------------------------------
Dues & Subscriptions                                                 245                     3,102
--------------------------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                         $       (58,356)          $     5,195,230
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                                 (3,952,253)              (49,167,608)
--------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                       $    (3,952,253)          $   (49,167,608)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Amortization Expense                                                  --                        --
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Bankruptcy Related Fees                                          666,407                 5,822,515
--------------------------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES                      $       666,407           $     5,822,515
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

   Trenwick America Corporation                          Case No. 03-12635 (MFW)
----------------------------------                                --------------
            Debtor                              Reporting Period: June 2004
                                                                  --------------

                                  BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------------------
                                                                               BOOK VALUE AT END OF           BOOK VALUE ON
                            ASSETS                                            CURRENT REPORTING MONTH         PETITION DATE
-----------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                        4,597,061                 4,532,566
-----------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                                   --                        --
-----------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                               51,794,097                48,745,299
-----------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                                --                        --
-----------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                     --                        --
-----------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                           211,262                   503,054
-----------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                       1,000                    10,000
-----------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                     340,703                   327,755
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                              $     56,944,122          $     54,118,674
-----------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                  --                        --
-----------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                         --                        --
-----------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                17,641,931                20,723,654
-----------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                   3,485,693                 3,485,693
-----------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                        --                        --
-----------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                          (16,711,574)              (15,433,035)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                        $      4,416,049          $      8,776,312
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                          49,211                   266,900
-----------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                         186,234,955               249,660,381
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                $    186,284,166          $    249,927,281
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                      $    247,644,338          $    312,822,267
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                                BOOK VALUE AT END OF          BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                  CURRENT REPORTING MONTH         PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                                --                        --
-----------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                         43,500                        --
-----------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                               78,093                        --
-----------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                   --                        --
-----------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                                --                        --
-----------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                       --                        --
-----------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                          173,601                        --
-----------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                        --                        --
-----------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                         7,196,571                        --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                    $      7,491,766          $             --
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-----------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                    --                        --
-----------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                   --                        --
-----------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                         288,617,232               289,648,446
-----------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                    $    288,617,232          $    289,648,446
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                      296,108,997               289,648,446
-----------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                                  100                       100
-----------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                             266,985,085               266,985,085
-----------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                       --                        --
-----------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                          --                        --
-----------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                      (246,858,372)             (246,858,372)
-----------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                      (61,324,902)                       --
-----------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                           (7,266,570)                3,047,008
-----------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                           --                        --
-----------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                  $    (48,464,659)         $     23,173,821
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                              $    247,644,338          $    312,822,267
=============================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 23 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
-----------------------------------                               --------------
              Debtor                            Reporting Period: June 2004
                                                                  --------------

                       BALANCE SHEET - continuation sheet

-----------------------------------------------------------------------------------------------------------
                                                           BOOK VALUE AT END OF             BOOK VALUE ON
                       ASSETS                            CURRENT REPORTING MONTH            PETITION DATE
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------
Accrued Investment Income                                             340,703                      327,755
-----------------------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                                    $       340,703              $       327,755
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------
Deferred Taxes Receivable                                           1,308,827                    1,198,532
-----------------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                        184,921,777                  244,859,636
-----------------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                              4,352                    3,602,213
-----------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                            $   186,234,955              $   249,660,381
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                           BOOK VALUE AT END OF             BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                             CURRENT REPORTING MONTH            PETITION DATE
-----------------------------------------------------------------------------------------------------------

UNSECURED DEBTS (PRE-PETITION)
-----------------------------------------------------------------------------------------------------------
Accounts Payable                                                       64,914                       42,517
-----------------------------------------------------------------------------------------------------------
Accrued Expenses                                                      230,591                    1,290,790
-----------------------------------------------------------------------------------------------------------
Interest Payable                                                   12,728,025                   12,728,025
-----------------------------------------------------------------------------------------------------------
Taxes Payable                                                       2,602,010                    2,601,759
-----------------------------------------------------------------------------------------------------------
Due to Affiliates                                                  82,787,757                   82,787,757
-----------------------------------------------------------------------------------------------------------
Indebtedness                                                      190,203,934                  190,197,598
-----------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                          $   288,617,232              $   289,648,446
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------
Accrued Expenses                                                    2,642,682                           --
-----------------------------------------------------------------------------------------------------------
Severance Payable
-----------------------------------------------------------------------------------------------------------
Bonuses Payable                                                     1,564,752                           --
-----------------------------------------------------------------------------------------------------------
Taxes Payable                                                       2,400,441                           --
-----------------------------------------------------------------------------------------------------------
Due to Affiliates                                                     588,696                           --
-----------------------------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES                          $     7,196,571              $            --
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
-----------------------------------------------------------------------------------------------------------
Equity in Subsidiary                                               (7,266,570)                   3,047,008
-----------------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                              $    (7,266,570)             $     3,047,008
-----------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

  In re Trenwick America Corporation                     Case No. 03-12635 (MFW)
        ----------------------------                              --------------
                 Debtor                         Reporting period: June 2004
                                                                  --------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

----------------------------------------------------------------------------------------------------------------------------------
                                                     Beginning       Amount
                                                        Tax       Withheld or                               Check. No   Ending Tax
                                                     Liability      Accrued     Amount Paid    Date Paid      or EFT    Liability
==================================================================================================================================
Federal
----------------------------------------------------------------------------------------------------------------------------------
Withholding                                                 --       149,267       149,267     6/14, 6/29         EFT          --
----------------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                               --        47,106        47,106     6/14, 6/29         EFT          --
----------------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                               --        47,106        47,106     6/14, 6/29         EFT          --
----------------------------------------------------------------------------------------------------------------------------------
Unemployment                                                --            73            73     6/14, 6/29         EFT          --
----------------------------------------------------------------------------------------------------------------------------------
Income                                                      --            --            --                                     --
----------------------------------------------------------------------------------------------------------------------------------
Other:                                                      --            --            --                                     --
----------------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                                       --       243,552       243,552                                     --
----------------------------------------------------------------------------------------------------------------------------------
State and Local
----------------------------------------------------------------------------------------------------------------------------------
Withholding                                                 --        39,894        39,894     6/14, 6/29         EFT          --
----------------------------------------------------------------------------------------------------------------------------------
Sales                                                       --            --            --                                     --
----------------------------------------------------------------------------------------------------------------------------------
Excise                                                      --            --            --                                     --
----------------------------------------------------------------------------------------------------------------------------------
Unemployment                                                --         1,198         1,198     6/14, 6/29         EFT          --
----------------------------------------------------------------------------------------------------------------------------------
Real Property                                           36,250         7,250            --                                 43,500
----------------------------------------------------------------------------------------------------------------------------------
Personal Property                                           --            --            --                                     --
----------------------------------------------------------------------------------------------------------------------------------
Other:                                                      --            --            --                                     --
----------------------------------------------------------------------------------------------------------------------------------
  Total State and Local                                 36,250        48,342        41,092                                 43,500
----------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                             36,250       291,894       284,644                         --      43,500
----------------------------------------------------------------------------------------------------------------------------------

             SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of Days Past Due
                                                       ===========================================================================
                                                       Current          0-30         31-60          61-90     Over 90      Total
----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                            --            --            --              --         --          --
----------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                           78,093            --            --              --         --      78,093
----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                           43,500                                                             43,500
----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                         --
----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                        --
----------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                      --
----------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                           --            --            --         144,532     29,069     173,601
----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                     --            --            --              --         --          --
----------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                         --
----------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                               121,593            --            --         144,532     29,069     295,194
----------------------------------------------------------------------------------------------------------------------------------

                                                                     FORM  MOR-4
                                                                          (9/99)

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

Listing of aged accounts payable
Trenwick America Corporation
As of June 30, 2004

        Vendor               Invoice Date         Services       Invoice Number                     Amount
        ------               ------------         --------       --------------                     ------
    Ernst & Young              5/17/2004     December expenses    ERN185-02000                        1,850.40
    Ernst & Young              5/17/2004     December expenses    ERN462-02000                          462.60
    Ernst & Young              5/17/2004     February expenses    ERN171-02000                       17,108.00
    Ernst & Young              5/17/2004     February expenses    ERN427-02000                        4,277.00
    Ernst & Young              5/17/2004      January expenses    ERN429-02000                        4,296.80
    Ernst & Young              5/17/2004      January expenses    ERN107-02000                        1,074.20
                                                                                                --------------
                                                                       91+                           29,069.00
                                                                                                --------------

    Ernst & Young              5/17/2004       March expenses     ERN231-02000                       23,139.20
    Ernst & Young              5/17/2004       March expenses     ERN578-02000                        5,784.80
    Ashby & Geddes             5/17/2004       March expenses     ASH647-02000                        6,474.20
    Ashby & Geddes             6/29/2004       April Expenses     ASH472-02000                        4,727.50
   Dewey Ballantine            6/11/2004       March expenses     DEW832-02000                       83,220.50
      Ben Branch               6/30/2004       March expenses     BEN691-02000                        6,916.80
      Ben Branch               6/30/2004       March expenses     BEN172-02000                        1,729.20
      Ben Branch               6/30/2004       April Expenses     BEN100-02000                       10,032.00
      Ben Branch               6/30/2004       April Expenses     BEN250-02000                        2,508.00
                                                                                                --------------
                                                                   61-90 days                       144,532.20
                                                                                                --------------

                                                                                                --------------
                                                                Total Professional Fees         $   173,601.20
                                                                                                --------------

                                                                     MOR-4 AGING

Trenwick Group Ltd.
Exhibit 99.2

  Trenwick America Corporation                         Case No. 03-12635 (MFW)
---------------------------------                               ----------------
           Debtor                             Reporting Period: June 2004
                                                                ----------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

=====================================================================================      ===============
Accounts Receivable Reconciliation                                                              Amount
=====================================================================================      ===============
Total Accounts Receivable at the beginning of the reporting period                          51,837,651.20
-------------------------------------------------------------------------------------      ---------------
+ Amounts billed during the peiod                                                            1,747,631.05
-------------------------------------------------------------------------------------      ---------------
- Amounts collected during the peiod                                                        (1,791,185.25)
-------------------------------------------------------------------------------------      ---------------
Total Accounts Receivable at the end of the reporting period                                51,794,097.00
-------------------------------------------------------------------------------------      ---------------

=====================================================================================      ===============
Accounts Receivable Aging                                                                       Amount
=====================================================================================      ===============
0 - 30 days old                                                                              2,464,660.82
-------------------------------------------------------------------------------------      ---------------
31 - 60 days old                                                                                       --
-------------------------------------------------------------------------------------      ---------------
61 - 90 days old                                                                                       --
-------------------------------------------------------------------------------------      ---------------
91 + days old                                                                               60,982,765.18
-------------------------------------------------------------------------------------      ---------------
Total Accounts Receivable                                                                   63,447,426.00
-------------------------------------------------------------------------------------      ---------------
Amount considered uncollectible (Bad Debt)                                                 (11,653,329.00)
-------------------------------------------------------------------------------------      ---------------
Accounts Receivable (Net)                                                                   51,794,097.00
-------------------------------------------------------------------------------------      ---------------

                              DEBTOR QUESTIONNAIRE

=====================================================================================      ===============
Must be completed each month                                                                 Yes       No
=====================================================================================      ===============
1. Have any assets been sold or transferred outside the normal course of business
this reporting period? If yes, provide an explanation below.                                           X
-------------------------------------------------------------------------------------      ---------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                       X
-------------------------------------------------------------------------------------      ---------------
3. Have all postpetition tax returns been timely filed? If no, provide an explanation
below.                                                                                        X
-------------------------------------------------------------------------------------      ---------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                     X
-------------------------------------------------------------------------------------      ---------------

                                                                      FORM MOR-5
                                                                          (9/99)